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                                                           Exhibit 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in the Company's December 31, 1996 Form 10-K, filed with the Securities and Exchange Commission on March 31, 1997, into the previously filed Registration Statement File No. 33-80291


                                              Arthur Andersen LLP




Washington, D.C.
May 13, 1997